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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                August 26, 1998
               ------------------------------------------------
               Date of Report (Date of earliest event reported)


                        FIRSTLINK COMMUNICATIONS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



    OREGON                       01-14271                   93-1197477
--------------------       --------------------        --------------------
(State or other              (Commission file            (I.R.S. Employer
 jurisdiction                     number)                 Identification
of incorporation)                                             Number)



              190 S.W. HARRISON, PORTLAND, OREGON         97201
            -------------------------------------------------------
           (Address of principal executive offices)    (Zip Code)


                               (503) 306-4444
             -----------------------------------------------------
             (Registrant's telephone number, including area code)



                                      N/A
             -----------------------------------------------------
              (Former name, former address and former fiscal year
                         if changed since last report)


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                   INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.   OTHER EVENTS

     On August 26, 1998, the Company signed a definitive agreement (the "Agreement") with Web Service Company, Inc. ("WEB"), one of the largest operators of coin operated laundry equipment and other services in apartment and condominium complexes in the United States.

     Under terms of the Agreement, WEB will exclusively market the Company's services to properties with which WEB has an existing relationship that have more than 150 units in Dallas, Denver, Seattle and the San Francisco Bay Area (the "Exclusive Territories"). As compensation for WEB's sales of the Company's services, the Company has granted WEB a warrant to purchase 2,000,000 shares of its common stock, subject to vesting requirements requiring WEB to deliver one customer for each 25 shares. In other words, in order to earn the 2,000,000 warrants, WEB must, by May 22, 2004, deliver 80,000 phone and cable customers who subscribe to the Company's services. If WEB is unable to deliver a certain number of subscribers each year (which number increases over the life of the contract), a portion of the unvested warrants expire. The maximum number of vested shares that can be exercised by WEB cannot exceed 20% of the issued and outstanding common stock of the Company regardless of the number of shares vested. The warrants are exercisable at $5.40 per share for five years after they are issued, but no later than May 22, 2012.

     The Company will also pay WEB a commission of 1.75% on collected revenues for WEB customers (2.25% for customers in any property in which the Company has achieved a penetration rate in excess of 60%). The commission is paid for the life of the Company's contract with the property.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     Exclusive Marketing Agreement by and between FirstLink Communications, Inc. and Web Service Company dated August 26, 1998.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FIRSTLINK COMMUNICATIONS, INC.
                              (Registrant)


September 10, 1998            By:  /s/ Jeffrey S. Sperber
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(Date)                             Jeffrey S. Sperber, Chief Financial Officer